SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                         ____________________

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):
                          February 2, 1999

                      VALERO ENERGY CORPORATION
        (Exact name of registrant as specified in its charter)

     Delaware                    1-13175             74 -1828067
(State of incorporation)      Commission File      (I.R.S. Employer
     jurisdiction                 Number           Identification No.)
   of incorporation

One Valero Place, San Antonio, Texas                        78212
(Address of principal executive offices)                 (Zip Code)

                            (210) 370-2000
         (Registrant's telephone number, including area code)

                            Not applicable
        (Former name or address, if changed since last report)

Item 5.  Other Events

Fourth Quarter and Year Ended December 31, 1998 Results

     On February 2, 1999, Valero Energy Corporation published a news release regarding its fourth quarter and full year 1998 results. That news release is filed as a part of this report on Exhibit 99.1.

Item 7(c).  Exhibits Filed

Exhibit 99.1   News release dated February 2, 1999.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                VALERO ENERGY CORPORATION

                                By:  /s/ John D. Gibbons
                                     John D. Gibbons
                                     Chief Financial Officer and
                                     Vice President - Finance

Dated:  February 4, 1999

                            EXHIBIT INDEX

                      Valero Energy Corporation

                      Current Report on Form 8-K
                        Dated February 2, 1999

                               EXHIBITS

EXHIBIT NO.       DESCRIPTION

99.1              News release dated February 2, 1999.